PCS eDventures!™

Experts in Hands-On STEM Education

# Investor Presentation

June 2026


PCS eDventures!

# Forward Looking Statement

This Presentation contains forward-looking statements in respect of various matters including upcoming events that involve known and unknown risks and uncertainties that are beyond the control of Management. Those risks and uncertainties include, among other things, risks related to: share prices, liquidity, credit worthiness, currency, insurance, dilution, environmental matters.

Management believes that the expectations reflected in forward-looking statements are based upon reasonable assumptions and information currently available; however, Management can give no assurance that actual results will be consistent with these forward-looking statements. Such statements are based on our current expectations and assumptions, which are subject to known and unknown risk factors and uncertainties that could cause our actual results to be materially different from those expressed in these statements.

PCS Edventures! undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result or new information, future events, or otherwise.

# What We Do

## Introduce students to STEM skills and career pathways through turnkey, hands-on learning experiences that anyone can deliver.

Everything is in the box: materials, lesson plans, etc. A group leader with zero STEM background and limited/no teaching background opens it and runs a fully engaging class the same day.



Influencer Camp Grades 6-12



Bugs and Slugs Grades 1 - 3



Discover Podcasting Grades 6 - 12

# The Problem We Solve



## The Challenge

Schools and afterschool programs lack STEM specialists.



## Our Solution

Curriculum, equipment, and educator-ready resources that make STEM programs easy to deliver.

# Investment Thesis


WE ARE BETTER
because
7 RULES OF LIFE
MS. Griffin
Ms. Miller
WE ENCOURAGE one ANOTHER
WE RESPECT each OTHER
ABC

**01.** Profitable

**02.** 60% Gross Margins

**03.** Debt Free

**04.** Strong Cash Position

**05.** Multiple Growth Drivers

# Profitable with Consistent Gross Margins


Trailing 12 Months Net Income
$5.5M
$4.5M
$3.5M
$2.5M
$1.5M
$0.5M
-$0.5M
2019 1Q
2Q
3Q
4Q
2020 1Q
2Q
3Q
4Q
2021 1Q
2Q
3Q
4Q
2022 1Q
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4Q
2023 1Q
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4Q
2024 1Q
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2025 1Q
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4Q

# Profitable with Consistent Gross Margins



Trailing 12 Months Gross Margin
64.0%
63.0%
62.0%
61.0%
60.0%
59.0%
2019 1Q
2Q
3Q
4Q
2020 1Q
2Q
3Q
4Q
2021 1Q
2Q
3Q
4Q
2022 1Q
2Q
3Q
4Q
2023 1Q
2Q
3Q
4Q
2024 1Q
2Q
3Q
4Q
2025 1Q
2Q
3Q
4Q

For the last 7 years, gross margin has ranged from 59% to 64%.

# Strong Cash Balance and No Debt

PCS combines profitability, a debt-free balance sheet, and a strong cash position to fund growth initiatives while maintaining financial flexibility.

| | |
|---|---|
| Debt | $0 |
| Cash | $3.0M |



Cash
Debt
$4.5M
$4.0M
$3.5M
$3.0M
$2.5M
$2.0M
$1.5M
$1.0M
$0.5M
$0.0M
2021 1Q
2Q
3Q
4Q
2022 1Q
2Q
3Q
4Q
2023 1Q
2Q
3Q
4Q
2024 1Q
2Q
3Q
4Q
2025 1Q
2Q
3Q
4Q

Unlike many microcap growth companies, PCS Edventures is funding expansion from a position of financial strength rather than relying on external capital.

# Three Growth Drivers

**Drones**

**Partnerships**

**Relationships**

## FLEX UAV

Enter into CTE market

## Strategic Partnerships

Expand market reach by partnering with service providers

## JROTC

Introduce FLEX UAV to Air Force, Army and Navy JROTC

# Drone Pathways powered by FLEX UAV

*Drone Pathways* positions PCS to participate in the rapidly growing Career & Technical Education (CTE) and workforce readiness market with a scalable hardware, curriculum, and certification ecosystem.



PCS edventures!
Drone Pathways
Foundations of Flight Operations
GRADES
10-12

# Expanding into Career & Technical Education



BONKA
BONKA
edventures!
Drone Pathways
Pilot Log
edventures!
Drone Pathways
Foundations of Flight Operations
Instructor Guide
GEMFAN
GEMFAN

**Built for Workforce Development**
Designed around real-world drone applications, including agriculture, construction, public safety, infrastructure inspection, and environmental science.

**Platform, Not Product**
Drone Pathways combines hardware, curriculum, educator support, future expansion modules, and optional FAA Part 107 certification preparation into a comprehensive CTE solution.

**Built on Proven Experience**
Built on nearly a decade of classroom drone experience and lessons learned from the successful RubiQ drone and *Discover Drones* program.

# Expanding into Career & Technical Education

PCS eD! ventures™

## A Complete CTE Ecosystem

| Hardware | Curriculum | Educator Support | Expansion Modules | FAA Part 107 Preparation |
| --- | --- | --- | --- | --- |
| Student-buildable repairable, modular and expandable platform. | CTE-aligned, career focused lessons and projects. | Training, guides, and ongoing professional development. | Future hardware and curriculum modules extend learning and value. | Optional certification pathway for students pursuing drone careers. |

# Expanding into Career & Technical Education

## Creating Long-Term Value and Career Pathways

| Engage | Explore | Earn | Prepare | Succeed |
|---|---|---|---|---|
| Hands-on learning sparks student interest. | Real-world applications build relevant skills. | Industry-recognized knowledge and credentials. | Career pathways in high-demand industry. | Workforce-ready students and strong outcomes |

Evidence-based curriculum supported by **ongoing impact studies and outcome measurement**, delivering measurable results for students, educators, and school systems.

# Strategic Partnerships Expand Market Access

PCS is expanding its participation in RFP opportunities that require full STEM/STEAM enrichment solutions, including both curriculum and implementation services.

Historically, PCS primarily responded to RFPs focused on curriculum and instructional materials.

We are now actively partnering with established service providers to deliver complete, end-to-end program solutions in current engagements.

This structure will continue going forward, allowing PCS to scale through multiple service provider relationships rather than a single dependency.

This expansion meaningfully increases the number and size of addressable RFP opportunities available to PCS.

**Transforms PCS from a curriculum provider into a scalable partner within larger district and state-level STEM procurement opportunities.**

# Built on Trust. Positioned for Expansion.

Years of successful program delivery have established PCS Edventures as a trusted partner and innovator in educational drone programs.

**Proven Market Acceptance**
PCS secured a contract exceeding $4.4 million with Air Force JROTC, demonstrating the ability to deliver drone-based education programs at scale.

**Trusted Relationships**
Long-standing relationships with educators, administrators, and JROTC leadership create opportunities to introduce *Drone Pathways* to established drone program customers.

**Next-Generation Platform**
*Drone Pathways* and the FLEX UAV incorporate years of classroom experience and customer feedback, providing an upgraded solution designed to meet evolving educational and workforce development needs.

# Built on Trust. Positioned for Expansion.

**Proven Market Acceptance**

$4.4M+ Air Force JROTC Contract demonstrates ability to win & deliver at scale.

**Trusted Industry Relationships**

Built over years with educators, administrators & JROTC leadership.

**Proven Drone Education Expertise**

RubiQ And other programs deliver results that build confidence and trust.

**Drone Pathways & FLEX UAV Launch**

Next-generation platform informed by real-world experience & customer input

**Expansion Across Existing & New Drone Markets**

Leverage relationships to accelerate adoption and open new opportunities

# Built on Trust. Positioned for Expansion.

PCS Edventures is leveraging an established customer base and proven market credibility to accelerate adoption of *Drone Pathways* across existing drone education markets.



Lesson 5
Subsystems & Initial Power-up
Battery Strap
Props
FRAME
Top & Bottom Plates
Arm Plates
Motors
Standoffs
Screws
Landing Gear
DRONE SUBSYSTEMS
Structural
Mechanical
Electrical
Electronic Speed Controller (ESC)
GPS module
RF (radio-frequency) Receiver
Flight Controller
Optical Flow / LIDAR sensor
LED Screen

# Internal Goal

FY27

**$9M**

| | |
|---|---|
| Gross Margin | 60% |
| SG&A | $3.8M |
| Pre-tax Income | $1.6M |
| EPS | $0.13 |

FY28

**$12M**

| | |
|---|---|
| Gross Margin | 60% |
| SG&A | $4.0M |
| Pre-tax Income | $3.2M |
| EPS | $0.25 |

With the operating platform substantially built, future growth requires only modest incremental investment. Revenue is expected to outpace operating expense growth, enabling strong operating leverage and accelerating profitability. Under the current plan, 33% revenue growth is expected to generate approximately 100% growth in pre-tax income.

# Investment Highlights & Stock Information

| Share Price | Market cap | Enterprise Value | Cash | Debt |
| --- | --- | --- | --- | --- |
| $1.45 | $14.2M | $11.2M | $3.0M | $0 |

9.77M shares outstanding (split-adjusted) - OTCQB: PCSV

| TTM (current) | FY27 goal | FY28 goal |
| --- | --- | --- |
| EPS **$0.01** | EPS **$0.13** | EPS **$0.25** |
| P/E at $1.45 **145x** | Implied P/E at $1.45 **11.2x** | Implied P/E at $1.45 **5.8x** |

# Why PCSV?

- Profitable Microcap
- Strong balance sheet
- Multiple growth vectors
- Operating leverage
- Undervalued Opportunity



# Questions?

**Contact:**

Mike Bledsoe
(208) 343-3110 • investors@edventures.com




EXIT

